Industry Expertise: Business Services | Clean Technology | Consumer | Financial Institutions | Health Care | **Industrial Growth** | Technology

The Second Annual

Industrial Growth Conference

June 11, 2008, New York City







China Architectural Engineering (Nasdaq/GS: CAEI)

GUIDES FOR THE JOURNEY® | PiperJaffray®

Forward-Looking Statements





In addition to historical information, the statements set forth throughout this presentation include forward-looking statements that may involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty of contract negotiations and payments under existing contracts, the Company's dependence on government contracts, changes in the laws of the PRC that affect the Company's operations, fluctuation and unpredictability of costs related to the Company's products and services, the Company's dependence on the steel and aluminum markets, reduction or reversal of the Company's recorded revenue or profits due to "percentage of completion" method of accounting and expenses and costs associated with the issuance of convertible bonds. The forward-looking statements are also identified through use of the words "believe," "enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict," "probable," "potential," "possible," "should," "continue," and other words of similar meaning. Actual results could differ materially from the expectations contained in forward-looking statements as a result of several factors, including regulatory approval requirements and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company's reports and other filings with the Securities and Exchange Commission.

This presentation also contains certain references to certain Company "financial and operational goals". These goals should in no way be construed to represent or entail official Company guidance or any expectation of future financial performance of the Company. Rather, they are internally generated goals which may or may not be achieved depending on a variety of factors, many of which are outside of the Company's control. Actual financial guidance or expectations of performance may be made at a later date to the public further to the requirements of Regulation FD, and there is no assurance any such guidance or expectations would be consistent with the financial or operational goals set forth herein.

Snapshot



Exchange/Symbol	(NASDAQ/GS: CAEI)
Recent Price *(As of June 9, 2008)*	$10.10
Forward-Looking P/E Ratio:	15.78
52-week high/low	$27.25/$4.75
Average daily volume *(3 months)*	539,329
Shares outstanding	51.78M
Float	5.4M
Market capitalization	$523.01M
Insider ownership	73%
Analyst coverage	Piper Jaffray – Michael Cox

Company Profile



- Founded in 1992, with offices in 13 cities in China, Hong Kong, Sydney, Dubai and New York.
- 600+ employees with 150 designers/engineers and 300 project managers/supervisors.
- Completed 100+ projects in China, Hong Kong, Macau, Australia & Southeast Asia, including numerous award-winning landmark buildings.

Company Profile

Other than building envelope systems, also expanding into eco and energy-saving system design and engineering



Company Profile



Achieved the best “**designed in China and manufactured in China**” by leveraging on leading edge domestic/ foreign technology and Chinese low cost, high quality engineering and manufacturing capabilities



Investment Highlights



- Rare play in two booming markets – China's construction industry and global market for building envelope systems
- Proven, highly scalable business model offers competitive advantage and industry-leading margins
- International expansion strategy expected to widen margins, diversify geographically and drive revenue and earnings growth
- 2008 backlog at record $200 million
- 5-year CAGR revenue growth of over 40%, double industry growth rate
- 5-year CAGR earnings growth of over 36%
- Internal goals call for 45% and 60% annual growth in revenues and earnings, respectively



Products and Services

Unique Value Proposition



CAE Covers Entire Value Chain



Post-completion Service

↑

Installation

↑

Fabrication of Materials

↑

Custom Design and Engineering

↑

Project Concept

Unique Value Proposition



Service Features





- Strict quality assurance in design, engineering, fabrication and installation
- Installation by highly trained teams of full-time project managers and supervisors
- Full range of materials in glass, stone or metal; commoditized fabrication outsourced
- More than 150 designers and engineers using state-of-the-art CAD/CAM
- Work with architect to develop, clarify and enhance vision

Leading-edge Technology



- Research results applied to our projects
- Reduced need for heat and air conditioning
- Automatic blind and other façade controls
- Sustainable buildings using clean, renewable power
- Reduced building materials and installation costs
- 62 patents in China, including two approved in Europe, Japan and Hong Kong (pending in the U.S.)
- Emphasis on continuing R&D -- R&D JV with Qinghua University

Customized Solutions



Solutions for Landmark Projects:

- Airports
- Railway stations
- Opera theaters
- Greenhouses
- Museums
- Stadiums
- Conference centers
- City statues
- Commercial buildings



Guangzhou Opera House
Architect: Zaha Hadid

Customized Solutions



Landmark projects underway:

- Renovation and extension of National Museum in Beijing
- "Silicon Valley" Commercial Development in Guangzhou
- Hangzhou International Conference Center
- China Water Conservancy Museum



Hangzhou International Conference Center

Architect: Carlos Ott & Associate Architects, Canada



Selected Projects



Selected Projects

The National Grand Theater – Beijing

Architect: Paul Andreu,

ADPI Architects Engineers Planners, France



- China's largest and most famous theater is also one of the world's largest
- Titanium roof and glass curtain wall form a multi-layered, color shifting elliptical shell
- Changes in light and temperature produce unpredictable color effects
- Uses 12 of CAE's patented technologies, recognized in China, US, Europe, Japan and Hong Kong



Dubai Metro Project *(Expected completion date – 2009)*

Architects: Atkins, UK



- CAE will design, engineer, fabricate and install external envelopes for 8 of Red Line stations
- When completed, Dubai Metro system will be the longest fully automated rail system in the world and the first system of its kind in the Middle East (Red Line is the 1st of the system's 4 lines)
- Flagship project of Dubai RTA (Road and Transport), with investments for the first phase alone totaling over $4.2 billion

Selected Projects





High-rise office building – Doha, Qatar

Architect: Ateliers Jean Novel, France

- Glass curtain wall and solar protection system of the Qatar high-rise office tower, which will be the tallest building in Qatar
- Design evokes geometric complexity of the oriental moucharabieh, an Islamic style of interlaced wooden screenwork, while also functioning as a form of solar protection
- Curtain wall is composed of four "butterfly" aluminum elements of different scales. Overall pattern changes in order to maximize protection from sun
- Inside layer is reflective glass skin. System of roller-blinds can also be used when needed

Selected Projects





100 11th Avenue, New York, NY

Architect: Ateliers Jean Novel, France



- CAE's first project in U.S. - - 21-story, 54-unit luxury condominium project in Manhattan's West Chelsea neighborhood
- 100 11th Avenue is CAE's second collaboration with Nouvel, winner of 2008 Pritzker Award, highest honor in the architectural community
- CAE supplying and installing curtain wall for project façade, described by *New York Times* as a "gleaming glass and steel mask" in which 1,650 window panes each "will be imbued with subtly different qualities of light and reflection"



Growth Strategy

Growth Strategy



Three-Pronged Growth Strategy*

I. **Further increase market share in China**

II. **Pursue higher-margin, larger international markets**

III. **Leverage reputation and technological expertise**

•Based on internal corporate goals; Not to be construed as financial guidance

Growth Strategy



- Continue to increase market share in China while also executing on an aggressive, yet systematic, international expansion strategy



Growth Strategy



- Drive earnings and margins growth through integration of new technologies, geographic expansion and potential strategic alliances





KGE



Growth Strategy



- Growth strategy supported by:
  - Multi-billion dollar domestic and international market
  - Record backlog, providing clear visibility
  - Expanded senior management, sales and project teams
- Financial goals through 2009*:
  - Drive margin expansion, earnings, cash flow
  - 45%+ annual revenue growth*
  - 60%+ annual earnings growth*

** Based on internal corporate goals; Not to be construed as financial guidance.*

CAE's Market: China and Beyond



DOMESTIC VS. INTERNATIONAL EXPANSION STRATEGY*


2006
12%
88%
10%
90%
2008G**
50%
2009G**
65%
35%
China
International

* As a percentage of total revenue

** Based on internal corporate goals;
Not to be construed as financial guidance



Financial Highlights

Annual Revenue Growth





RECORD ANNUAL REVENUE GROWTH
(in thousands USD)
$200,000
$160,000
$120,000
$80,000
$40,000
$0
2004
2005
2006
2007
2008G*
2009G*

* *Based on internal corporate goals; Not to be construed as financial guidance.*

Annual Earnings Growth





RECORD EARNINGS GROWTH
(in thousands USD)
$40,000
$30,000
$20,000
$10,000
$0
2004
2005
2006*
2007
2008G**
2009G**

** 2006 earnings were negatively impacted by a one-time, non-cash charge of $3.8 million.*

*** Based on internal corporate goals; Not to be construed as financial guidance*

Annual EPS Growth



EARNINGS PER SHARE GROWTH
(on a fully-diluted basis)
(earnings per share)
$0.80
$0.60
$0.40
$0.20
$0.00
2004
2005
2006*
2007
2008G**
2009G**

* 2006 earnings were negatively impacted by a one-time, non-cash charge of $3.8 million.

** Based on internal corporate goals; Not to be construed as financial guidance.

Q1 2008: A Stellar Quarter



- Revenues rise 76% year-over-year
- Net Income and EPS triple
- Gross profit up 190%
- Operating income up 169%
- Gross margins widen to 33% from 20%
- Strategy of expanding into high-margin, high-growth markets is paying off



Q1 Results 2008 v. 2007
$30
$25
$20
$15
$10
$5
$0
(In millions, USD)
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
EPS
Revenues
Net Income
EPS (diluted)
Q1 2007
Q1 2008



Q2 2008 Guidance: Growth Continues

- Revenues expected to rise 65%-80% year-over-year to $32-$35 million
- Earnings expected to rise 57%-82% to $6.7-$7.8 million
- Milestones in Q2 2008 included:
  - First U.S. contract valued at $11.6 million
  - $20 million convertible bond issue with ABN AMRO
  - $15 million project in Guangzhou "Silicon Valley"



Q2 Guidance: 2008 v. 2007
Revenues
Net Income
EPS (diluted)
(in millions, USD)
$35
$30
$25
$20
$15
$10
$5
$0
EPS
$0.15
$0.12
$0.09
$0.06
$0.03
$0.00
Q2 2007
Q208 (Median Est.)

Company Raises $20Million to Fund International Expansion Strategy



- CAE raises $20 million in April 2008 through issuance of convertible bond
- Investors include ABN AMRO and CITIC Allco Investments (fund managed by CITIC Capital Finance Ltd.)
- Proceeds to finance successful international expansion strategy

Investment Highlights



- Rare play in two booming markets – China's construction industry and global market for building envelope systems
- Proven, highly scalable business model offers competitive advantage and industry-leading margins
- International expansion strategy expected to widen margins, diversify geographically and drive revenue and earnings growth
- 2008 backlog at record $200 million
- 5-year CAGR revenue growth of over 40%, double industry growth rate
- 5-year CAGR earnings growth of over 36%
- Internal goals call for 45% and 60% annual growth in revenues and earnings, respectively

Contact Information



Investor and Media Contact:

Haris Tajyar
Managing Partner
Investor Relations International (IRI)

Office: 818-382-9702
Cell: 818-437-7706
Fax: 818-382-9701
htajyar@irintl.com